PRIVATE PLACEMENT	1 Months Ended
Nov. 30, 2021
Private Placement
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

The Sponsor has agreed to purchase an aggregate of 480,000 placement units (or 532,500 placement units if the over-allotment option is exercised in full) at a price of $10.00 per unit, for an aggregate purchase price of $4,800,000 ($5,325,000 if the over-allotment option is exercised in full). Each placement unit will be identical to the units sold in this offering, except as described in this prospectus. The placement units will be sold in a private placement that will close simultaneously with the closing of this offering. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Placement Warrants will expire worthless.